CONSENT  OF  INDEPENDENT  AUDITORS

     We hereby consent to the incorporation by reference in this Amendment 2 to Registration Statement on Form SB-2 of our report dated February 3, 2001.

     Dated  March  14,  2001

     /s/  Van  Buren  &  Hauke,  LLC
     Certified  PublicAccountant's


Van  Buren  &  Hauke,  LLC,  CPA's
63  Wall  Street,  New  York,  NY  10005
212-344-3600  (Telephone)
212-344-3834  (Facsimile)